UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 8, 2016

TransEnterix, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-19437	11-2962080
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

635 Davis Drive, Suite 300, Morrisville, North Carolina		27560
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	919-765-8400

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 8, 2016, at the Annual Meeting of Stockholders for 2016 (the “Annual Meeting”), the stockholders of TransEnterix, Inc. (the “Company”) voted to approve, among other things, an Amendment to the Company’s Amended and Restated Incentive Compensation Plan, as amended (the “Plan”) to (1) increase the number of shares reserved for issuance under the Plan by 7,000,000 shares, and (2) establish maximum equity award limits for initial awards and annual awards to non-employee directors. The vote for approval of the Amendment is set forth below under Item 5.07 and incorporated herein by reference.

The Amendment to the Plan is attached to this Current Report on Form 8-K and incorporated by reference into this Item.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 8, 2016, the Company held its Annual Meeting for 2016. At the Annual Meeting, the total number of shares represented in person or by proxy was 96,906,917 of the 114,540,829 shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the record date, April 18, 2016. The following matters were voted upon at the Annual Meeting:

1. Election of Directors. The following named persons were elected as Directors of the Company to serve until the next Annual Meeting of Stockholders in 2017 or until their successors are elected and qualified. The votes cast were as follows:

Director Nominee	For	Vote Withheld
Paul A. LaViolette	67,732,777	600,326
Todd M. Pope	67,910,823	422,280
Andrea Biffi	67,976,194	356,909
Jane H. Hsiao	64,940,277	3,392,826
William N. Kelley	67,858,327	474,776
Aftab R. Kherani	67,736,084	597,019
David B. Milne	67,843,876	489,227
Richard C. Pfenniger, Jr.	67,969,621	363,482
William N. Starling	67,278,388	1,054,715

2. Say on Pay. The stockholders voted to approve, on an advisory basis, the compensation of the Company’s named executive officers for 2015, as described in the proxy statement in accordance with Regulation S-K, Item 402. The stockholder vote was as follows:

66,695,227 Votes	FOR the resolution
1,323,645 Votes	AGAINST the resolution
314,231 Votes	ABSTAIN

3. Amendment and Restatement of the Incentive Compensation Plan. The stockholders voted to approve the amendment of the Plan to (1) increase the number of shares reserved for issuance under the Plan by 7,000,000 shares, and (2) establish maximum equity award limits for initial awards and annual awards to non-employee directors. The stockholder vote was as follows:

63,659,203 Votes	FOR the resolution
4,546,692 Votes	AGAINST the resolution
127,208 Votes	ABSTAIN

4. Ratification of Independent Public Accounting Firm for 2016. The stockholders voted to ratify the appointment of BDO USA, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2016. The stockholder vote was as follows:

95,481,260 Votes	FOR the resolution
997,256 Votes	AGAINST the resolution
428,401 Votes	ABSTAIN

Item 9.01 Financial Statements and Exhibits.

Exhibit No. Description

10.1* Amendment to the TransEnterix Amended and Restated Incentive Compensation Plan, as amended.

*	A management contract, compensatory plan or arrangement required to be separately identified.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TransEnterix, Inc.

June 10, 2016	By:	/s/ Joseph P. Slattery

Name: Joseph P. Slattery
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment to the TranEnterix Amended and Restated Incentive Compensation Plan, as amended.